                                                                     Exhibit 3.9

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF EXISTENCE

To Whom These Presents Come, Greeting:

      I, SUE ANNE GILROY, Secretary of State of Indiana, do hereby certify that I am, by virtue of the laws of the State of Indiana, the custodian of the corporate records and the proper official to execute this certificate.

      I further certify that records of this office disclose that

                    NORTH AMERICAN DISTRIBUTION SYSTEMS INC

filed Articles of Incorporation on October 07, 1965, and is a corporation duly organized and existing under and by virtue of the laws of the State of Indiana.

      I further certify this corporation has filed its most recent annual report required by Indiana law with the Secretary of State, or is not yet required to file such annual reports, and that Articles of Dissolution have not been filed.

         [SEAL]                     In Witness Whereof, I have hereunto set my
                                    hand and affixed the seal of the State of
SEAL OF THE STATE OF INDIANA        Indiana, at the City of Indianapolis, this
                                    Sixteenth day of November, 1999.
          1816


                                    /s/ Sue Anne Gilroy
                                    SUE ANNE GILROY, Secretary of State

                                                                 [Illegible
                                                                  Initials]
                                                                 -----------
                                                                   Deputy

Corporate Certificate No. 1
(Jan. 1954)
10M-

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE
                      John D. Bottorff, Secretary of State

                          CERTIFICATE OF INCORPORATION

                                       OF

                        TRI-CITY MOVING & STORAGE, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      I, John D. Bottorff, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in triplicate by all of the incorporators, and acknowledged and verified by at least three of them before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the triplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that two copies of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporators or their representatives; all as prescribed by the provisions of the Indiana General Corporation Act, as amended.

      Wherefore, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                        In Witness Whereof, I have hereunto set my hand and
                        affixed the seal of the State of Indiana, at the City of
     [STATE SEAL]       Indianapolis, this 7th day of OCTOBER, 1965


                        ________________________________________________________
                                John D. Bottorff, Secretary of State

                        By______________________________________________________
                                                                       Deputy

           APPROVED
              AND
             FILED
          OCT 7 1979

     /s/ John D. Bottorff
SECRETARY OF STATE OF INDIANA

                                 Corporate Form No. 1 (Mar. 1950)--Page One

                                 ARTICLES OF INCORPORATION

                                 Prescribed by the Secretary of State of Indiana

                                 Use White Paper--Size 8x10 1/2 Inches

                                 Filing Requirements--Present 3 Executed Copies
                                   to Secretary of State

                                 Recording Requirements--Record 1 of such 3
                                   Executed Copies, as Approved and Returned by
                                   Secretary of State, with Recorder of County where Principal Office is Located.

                            ARTICLES OF INCORPORATION
                                       OF
                        Tri-City Moving & Storage, Inc.

      The undersigned incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                    ARTICLE I
                                      Name

      The name of the Corporation is Tri-City Moving & Storage, Inc.

                                   ARTICLE II
                                    Purposes

      The purposes for which the Corporation is formed are:

            (a) To buy, sell, distribute, warehouse and transport all kinds of goods, wares, merchandise and commodities, including all kinds of tangible or intangible property.

            (b) To transport for hire as a common or contract or private carrier all kinds of goods, wares, merchandise and commodities, including all kinds of tangible or intangible property.

            (c) To own, lease, maintain and operate warehouses and other appropriate facilities for the storage or safe-keeping for hire of all kinds of goods, wares, merchandise and commodities, including all kinds of tangible or intangible property.

            (d) To acquire in any lawful manner and to hold, use, lease, exchange and dispose of any kind of property, real or personal or mixed, including specifically but not limited to stocks, bonds, securities or other evidence of indebtedness of this or any other corporation or for any person or persons whomsoever.

            (e) To borrow and/or loan money with or without security and to execute guarantee agreements and to mortgage, pledge, or otherwise secure with property of this corporation any indebtedness incurred by this corporation.

            (f) To do any act which facilitates the achievement of any of the aforesaid purposes.

                                      Corporate Form No. 1 (Mar. 1950)--Page Two

                                   ARTICLE III
                                Term of Existence

      The period during which the Corporation shall continue is perpetual

                                   ARTICLE IV
                       Principal Office and Resident Agent

      The post-office address of the principal office of the Corporation is 445
N. Sheridan Ave., P. 0. Box 3093, South Bend, St. Joseph County, Indiana and the name and post-office address of its Resident Agent in charge of such office is Dan Webber, 4221 Woodvale Drive, South Bend, St. Joseph County, Indiana

                                    ARTICLE V
                             Amount of Capital Stock

      The total number of shares into which the authorized capital stock of the Corporation is divided is one thousand (1,000) shares consisting of __________ shares with the par value of $__________ per share, and __________ shares without par value.

Such shares without par value shall be issued by the corporation from time to time for such an amount of consideration as may be determined from time to time by the board of directors.

                                   ARTICLE VI
                             Terms of Capital Stock

Such shares may be sold by the corporation for such an amount of consideration as shall be fixed from time to time by the board of directors. Transfers of shares may be made only upon the books of the corporation by the holder named in the certificate thereof or his attorney duly authorized in writing, and upon surrender of such certificate properly endorsed by such holder or by the secretary when authorized by the board of directors with or without the surrender of such certificate.

The corporation shall have the right to treat the holder of record of any share as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have the express or other notice thereof.

                                    Corporate Form No. 1 (Mar. 1950)--Page Three

                                  ARTICLE VII
                         Voting Rights of Capital Stock

Each share of stock shall be entitled to one vote.

                                  ARTICLE VIII
                                Paid-in Capital

      The amount of paid-in capital, with which the Corporation is beginning business, is $ One Thousand ($1,000.00)

                                   ARTICLE IX
                           Data Respecting Directors

      Section 1. Number. The maximum number of directors shall be 15. The exact number of directors may be specified from time to time by the bylaws at not less than 3 nor more than 15; whenever the bylaws do not so specify, the exact number will be 3.

      Section 2. Qualifications. Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

                                   ARTICLE X
                       Further Data Respecting Directors

      Section 1. Names and Post-Office Addresses. The names and post-office addresses of the first Board of Directors of the Corporation are as follows:

     Name        Number and Street or Building    City          Zone      State
     ----        -----------------------------    ----          ----      -----

James D. Edgett    P. O. Box 988               Fort Wayne      1         Indiana
Paul Clarke        P. O. Box 988               Fort Wayne      1         Indiana
K. W. Maxfield     5760 Cote de Liesse Rd.     Mount Royal,    Montreal, Quebec

      Section 2. Citizenship. All of such Directors are citizens of the United States.

                                     Corporate Form No. 1 (Mar. 1950)--Page Four

                                   ARTICLE XI
                         Data Respecting Incorporators

      Section 1. Names and Post-Office Addresses. The names and post-office addresses of the incorporators of the Corporation are as follows:

     Name        Number and Street or Building    City          Zone      State
     ----        -----------------------------    ----          ----      -----

James D. Edgett    P. O. Box 988               Fort Wayne      1         Indiana
Paul Clarke        P. O. Box 988               Fort Wayne      1         Indiana
K. W. Maxfield     5760 Cote de Liesse Rd.     Mount Royal,    Montreal, Quebec

      Section 2. Age and Citizenship. All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.

      Section 3. Compliance with Provisions of Sections 15 and 16 of the Act. The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.

                                  ARTICLE XII
               Provisions for Regulation of Business and Conduct
                           of Affairs of Corporation

Both shareholders and directors shall have the power to make, alter, amend or repeal the bylaws of the corporation. Meetings of the shareholders may be held either within or without the state of Indiana if the bylaws so provide. The books of the corporation, except the duplicate stock register or transfer book, may be kept either within or without the state of Indiana at such place or places as may be, from time to time, designated by the board of directors. The corporation reserves the right to alter, amend, change or repeal any provision contained in these articles of incorporation in the manner now or hereafter prescribed by statute and all rights confined upon shareholders herein are granted subject to this reservation.

                                     Corporate Form No. 1 (Mar. 1950)--Page Five

      IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 1st day of October, 1965.


                                                        /s/ James D. Edgett
                                                    ----------------------------
                                                        (Written Signature)

                                                          James D. Edgett
                                                    ----------------------------
                                                        (Printed Signature)


                                                          /s/ Paul Clarke
                                                    ----------------------------
                                                        (Written Signature)

                                                            Paul Clarke
                                                    ----------------------------
                                                        (Printed Signature)


                                                         /s/ K. W. Maxfield
                                                    ----------------------------
                                                        (Written Signature)

                                                           K. W. Maxfield
                                                    ----------------------------
                                                        (Printed Signature)

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that James
D. Edgett, Paul Clarke and K. W. Maxfield, being all of the incorporators referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 6th day of October, 1965.


                                                         /s/ Evelyn D. Fox
                                                    ----------------------------
                                                        (Written Signature)

                                                           Evelyn D. Fox
                                                    ----------------------------
                                                        (Printed Signature)

                                                           Notary Public

My commission expires

              EVELYN D. FOX

   My commission expires Feb. 22, 1968

This instrument was prepared by Terry G. Fewell, Attorney at Law, P. 0. Box 988, Fort Wayne, Indiana

Form SSC-32
State Form 37020

                                                                     JAN 14 1983
                                                                     MICROFILMED

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                        TRI-CITY MOVING & STORAGE, INC.

      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4). The name is amended to:

                    NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis,
  [STATE SEAL]    this 27th day of December, 1982


                  --------------------------------------------------------------
                              EDWIN J. SIMCOX, Secretary of State

                  By
                    ------------------------------------------------------------
                                                                     Deputy

                              Corporate Form No. 102 (Jan. 1971)--Page One

                              ARTICLES OF AMENDMENT (Amending Individual
                                Articles Only)

      APPROVED                Prescribed by Larry A. Conrad, Secretary of State
        AND                     of Indiana
       FILED
    DEC 27 1982               Use Size 8 1/2 x 11 White Paper for Inserts
/s/ Edwin J. Simcox
 SECRETARY OF STATE           Filing Requirements--Present 2 Executed Copies to
     OF INDIANA                 Secretary of State, Room 155, State House
                                Indianapolis 46204

                              Recording Requirements--Not required. However, if
                                the name of the Corporation is changed by these Articles, a certified Certificates of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF

                         Tri-City Moving & Storage, Inc.

      The undersigned officers of Tri-City Moving & Storage, Inc. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                   ARTICLE I
                             Text of the Amendment

      The exact text of Article(s) I and II of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

      Article I

      The name of the corporation is North American Distribution Systems, Inc.

      Article II

      See attached.

(IND. - 929 - 12/5/74)

Article II

The purposes for which the Corporation is formed are:

(1) To establish and carry on activities in connection with the warehousing, including cold and dry storage, transportation, and distribution of all goods, wares, merchandise and commodities; to maintain, buy, lease, hire, build or otherwise operate buildings, storage houses and conveniences for the care, keeping and transportation of such goods, wares, merchandise and commodities; to issue warehouse receipts and make advances and loans upon the security thereof; and to otherwise acquire, sell, mortgage, pledge, lease, own or manage real or personal property and engage in such activities necessary and incident to the purposes set forth above.

(2) To buy, sell, hold, take and receive by way of absolute or security title, and own and otherwise deal in merchandise, real and personal property of any and every kind, nature and description.

(3) To borrow money and to issue, sell, pledge, mortgage or hypothecate any of its real or personal properties to secure such loans.

(4) To do any and all other things necessary and incident to the foregoing, or to do any and all things otherwise permissible under Title 23, Article I, Chapter 2 of the Indiana Statutues.

                              Corporate Form No. 102 (Jan. 1971)--Page Two

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

                                   ARTICLE II
                          Manner of Adoption and Vote

      Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect the Amendments that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held ________________________, 19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on October 4, 1982, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held October 25, 1982, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which _______________________________________

________________________________________________________________________________

________________________________________________________________________________
were present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitiled to vote as a class in respect of the Amendments:

      (1)

      (2)

      (3)

(IND. - 929)

                              Corporate Form No. 102 (Jan. 1971)--Page Three

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                               Total         Shares Entitled to Vote as a Class
                               -----           (as listed immediately above)
                                               -----------------------------
                                              (1)           (2)           (3)

Shares entitled to vote:     _________     _________     _________     _________

Shares voted in favor:       _________     _________     _________     _________

Shares voted against:        _________     _________     _________     _________

      (b) By written consent executed on October 25, 1982, signed by the holders of 1,000 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  ARTICLE III
             Statement of Changes Made With Respect to Any Increase
                 In The Number of Shares Heretofore Authorized

Aggregate Number of Shares
      Previously Authorized              ____________

Increase                                 ____________

Aggregate Number of Shares
      To Be Authorized After Effect of This Amendment      ____________

(IND. - 929)

                              Corporate Form No. 102 (Jan. 1971)--Page Four

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 7th day of December, 1982.


     /s/ Kenneth W. Maxfield                     /s/ Margaret S. Vegeler
-----------------------------------     ----------------------------------------
       (Written Signature)                         (Written Signature)

      Kenneth W. Maxfield                          Margaret S. Vegeler
-----------------------------------     ----------------------------------------
      (Printed Signature)                          (Printed Signature)

President of                            Secretary of
 Tri-City Moving & Storage, Inc.           Tri-City Moving & Storage, Inc.
-----------------------------------     ----------------------------------------
      (Name of Corporation)                      (Name of Corporation)

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Kenneth W. Maxfield, the President, and Margaret S. Vegeler, the Secretary of Tri-City Moving & Storage, Inc., the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 7th day of December, 1982.


                                                    /s/ Carol J. Korte
                                            -----------------------------------
                                                    (Written Signature)

                                                       Carol J. Korte
                                            -----------------------------------
                                                    (Printed Signature)

My Commission Expires:                                 Notary Public

          July 15, 1986
------------------------------------
COUNTY OF RESIDENCE: Allen

This instrument was prepared by          Mark J. Fritz        , Attorney at Law,
                                ------------------------------
                                            (Name)

        P.O. Box 988                 Fort Wayne       Indiana           46801
--------------------------------------------------------------------------------
(Number and Street or Building)        (City)         (State)         (Zip Code)

(IND. - 929)

STATE OF INDIANA, ALLEN COUNTY, SS:     FEB 11 1983      83-000728

                                        MICROFILMED

                         ALLEN COUNTY Recorder's Office.

      I, Virginia L. Young, Recorder in and for said County, do hereby certify that the above is a true and complete copy of the record of a Assumed Name Certificate for North American Distribution Systems, Inc. d/b/a NADS as the same appears on the Records of this office in Fort Wayne, Allen County, Indiana. Document No. 83-00727, of which record I am the lawful custodian.

-----------------------------

                                                           1983 JAN 13 AM 10:08
                                                          ALLEN COUNTY RECORDER
                                                          /s/ Virginia L. Young

     APPROVED         WITNESS my hand and official seal, at Fort Wayne, Indiana,
    [ILLEGIBLE]       this 13th day of January A.D. 1983
JAN [ILLEGIBLE] 1983
    [ILLEGIBLE]                         /s/ Virginia L. Young
                      ----------------------------------------------------------
                                   Recorder Allen County, Indiana.

                            ASSUMED NAME CERTIFICATE                   83-000727

            Kenneth W. Maxfield          and          Margaret S. Vegeler
      ----------------------------------     -----------------------------------
            (Pres. or Vice-Pres)                      (Secy or Asst. Secy)

being duly sworn depose and say that: North American Distribution Systems, Inc.,
                                     ------------------------------------------
                                               (Name of Corporation)

a corporation organized under the laws of the State of Indiana will conduct and transact business or have an office in the County of Allen State of Indiana,
under the name of       NADS       ; That the full and true name of this
                  -----------------
                    assumed name

corporation is North American Distribution Systems, Inc. and the address of its principal office in the State of Indiana is P. 0. Box 988, Fort Wayne, Indiana 46801.

      Witness our hands and seal this 7th day of December, 1982.

                                      North American Distribution Systems, Inc.
                                      -----------------------------------------
                                                (Name of Corporation)


                                               /s/ Kenneth W. Maxfield
                                      -----------------------------------------
                                                (Pres. of Corporation)
                                                 Kenneth W. Maxfield


                                               /s/ Margaret S. Vegeler
                                      -----------------------------------------
                                                (Secy of Corporation)
                                                 Margaret S. Vegeler

                                                            1983 JAN 13 AM 10:07
                                                           ALLEN COUNTY RECORDER
                                                           /s/ Virginia L. Young

STATE OF Indiana   )
                   ) SS.
COUNTY OF Allen    )

      Subscribed and sworn to by Kenneth W. Maxfield and Margaret S. Vegeler upon their oaths before me, a Notary Public in and for said County and State this 7th day of December, 1982.


                                                         /s/ Carol J. Korte
                                                    ---------------------------
                                                           Notary Public

                                                              7/15/86
                                                    ---------------------------
                                                         Commission expires

                                                     County of Residence: Allen

This instrument was prepared

      by: /s/ Mark J. Fritz
          ---------------------
              Mark J. Fritz

I, Virginia L. Young, RECORDER OF ALLEN COUNTY, Allen County, Indiana, hereby certify that the above and foregoing is a true, full and correct copy of a certain Certificate of Use of Assumed Name filed by North American Distribution Systems, Inc., an Indiana Corporation, as the same appears and remains in the records of my office. Witness by hand and the seal of my office this 13th day of January, 1983.


                                                    /s/ Virginia L. Young
                                               ---------------------------------
                                               RECORDER OF ALLEN COUNTY, INDIANA

(Seal)